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                                                                   EXHIBIT 10.19


              COMMERCIAL LEASE AND OPTION FOR PURCHASE AGREEMENT

                   Between, Landlord, HUGH C. HOODENPYLE and
                           AMERICAN WEAVERS, L.L.C.,
             D/B/A AMERICAN WEAVERS in Hiawassee, Georgia, Tenant


                                     Lease

          This lease is made and entered into by and between HUGH C. HOODENPYLE, referred to in this contract as landlord, whose address is Post Office Box 272, in the City of Hiawassee, County of Towns, State of Georgia, and AMERICAN WEAVER, L.L.C. D/B/A AMERICAN WEAVERS in Hiawassee, Georgia, Tenant referred to in this contract as tenant, whose address is 965 North Wall Street, Calhoun, Georgia 30701, with local offices located at 2212 U.S. Hwy. 76 East, in the County of TOWNS, State of Georgia.

                                  Section One

                                  Definitions

          1. Specific Definitions. As used throughout this lease, the following terms have the following meanings:

          a.      Landlord: Hugh C. Hoodenpyle.

          b.      Tenant:   American Weavers, L.L.C. d/b/a American Weavers.

          c. Premises or Leased Premises: That Tract or parcel of real property more particularly described in Exhibit "A" attached hereto and incorporated herein by reference.

          d. Building: Refers to the building currently located on the Premises and as context requires, the new building to be constructed, collectively, "the Buildings". The new building to be constructed in accordance with the Contract/Proposal between Laney Construction Company, Inc. and Hugh Hoodenpyle, dated May 20, 1998, and attached hereto as Exhibit "B".

          e. Land: The real property on which the building is situated also known as the Premises.

          f. Purpose: This lease is for the purpose of authorizing and allowing the Tenant to rent the existing building to conduct a weaving business on the leased premises or land and to construct a new building on the premises as provided hereunder. Landlord shall cooperate in the obtaining of all applicable permits and licenses, zoning applications and variances. In general, the purpose of this lease shall be to authorize the business of rug weaving and similar pursuits on the leased premises.

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          g.      Tenant's Notice Address: 965 North Wall Street Calhoun,
                  Georgia 30701: Attention: Chief Financial Officer.

          h. Term: Five (5) years, beginning with the completion of construction of the new building, [in the event of dispute as to the date the building is completed and appropriate for occupancy, both parties shall select one architect to whose certificate shall be conclusive evidence of the date the building is suitable for occupancy], and ending five years after the beginning date. In the event this lease is extended beyond this ending or later date, "term" means the end of any such extension period, unless the context indicates otherwise.

          i. Rental: The sum of Twelve Thousand Dollars ($12,000.00) payable monthly in advance.

          j. New Building: The building to be constructed. Said building shall consist of NO LESS THAN 38,000 square feet.

          K. Existing Building: The building located on the premises as of the date of the execution of this contract consisting of approximately 26,000 square feet.

          2. General Definitions. As used throughout this lease, the following words have the meanings set out after such words, unless the context in which they appear clearly indicates otherwise.

          a. Alteration: Any addition or change to, or modification of, the premises made by tenant after any initial fixturing period, including, without limitation, the installation of fixtures, tenant's trade fixtures, and tenant's improvements as defined in this lease.

          b. Authorized representative: Any officer, agent, employee, or independent contractor retained or employed by either party, acting within the authority given him or her by that party.

          c. Damage: Death, injury, deterioration, or loss to a person or injury, deterioration, or loss to property caused by another person's acts or omissions.

          d. Damages: Monetary compensation or indemnity that can be recovered in the courts by any person who has suffered damage to the person, property, or rights of such person through another's act or omission.

          e. Destruction: Any damage, as defined in this lease, to or disfigurement of the premises.

          f. Encumbrance: Any deed of trust, mortgage, or other written security device or agreement affecting the

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                  premises, and the note or other obligation secured by it.

          g. Expiration: The coming to an end of the time specified in the lease as its duration, including any extension of the term, if applicable.

          h. Good condition: The good physical condition of the premises and each portion of the premises, including, without limitation, signs, windows, appurtenances, and tenant's personal property as defined in this lease. "In good condition" means first class, neat, and broom clean, and is equivalent to similar phrases referring to physical adequacy in appearance and for use.

          i. Hold harmless: To defend and indemnify from all liability, losses, penalties, damages as defined in this lease, costs, expenses (including, without limitation, attorneys' fees), causes of action, claims, or judgments arising out of or related to any damage, as defined in this lease, to any person or property.

          j. Law: Any judicial decision, constitution, statute, ordinance, resolution, regulation, rule, administrative order, or other requirement of any municipal, county, state, federal, or other government agency or authority having jurisdiction over the parties or the premises, or both, in effect either at the time of execution of the lease or at any time during the term, including, without limitation, any regulation or order of a quasi-official entity or body (such as, board of fire examiners or public utilities).

          k. Lender: Beneficiary, mortgagee, secured party, or other holder of an encumbrance, as defined in this lease.

          l. Lien: Charge imposed on the premises by someone other than landlord, by which the premises are made security for the performance of an act. Most of the liens referred to in this lease are mechanics' liens.

          m.      Maintenance:  Repairs, replacement, repainting and cleaning.

          n. Person: One or more human beings or legal entities or other artificial persons, including, without limitation, partnerships, corporations, trusts, estates, associations, and any combination of human beings and legal entities.

          o. Provision: Any term, agreement, covenant, condition, clause, qualification, restriction, reservation, or other stipulation in the lease that defines or otherwise controls, establishes, or limits the performance required

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                  or permitted by either party.

          p. Rent: Base rental, additional rental, prepaid rent, security deposit, and other similar charges payable by tenant to landlord.

          q. Restoration: Reconstruction, rebuilding, rehabilitation, and repairs that are necessary to return destroyed portions of the premises and other property to substantially the same physical condition as they were in immediately before the destruction.

          r. Successor: Any assignee, transferee, personal representative, heir, or other person or entity succeeding lawfully, and pursuant to the provisions of this lease, to the rights or obligations of either party.

          s. Tenant's improvements. Any addition to or modification of the premises made by tenant before, at, or after commencement of the term, including, without limitation, fixtures (but not including tenant's trade fixtures, as defined in this lease).

          t. Tenant's personal property: Tenant's equipment, furniture, merchandise, and movable property placed in the premises by tenant, including tenant's trade fixtures, as defined in this lease.

          u. Tenant's trade fixtures: Any property installed in or on the premises by tenant for purposes of trade, manufacture, ornament, or related use.

          v. Termination: The ending of the term for any reason before expiration, as defined in this lease.

                                  Section Two

                        Delay in Delivery of Possession

          If landlord is unable to deliver possession of the premises as a result of causes beyond landlord's reasonable control, landlord shall not be liable for any damage caused for failing to deliver possession, and this lease shall not be void or voidable. Tenant shall not be liable for rent until landlord delivers possession of the premises to tenant. Notwithstanding the above, the lease shall be voidable by either party in the event that construction on the new building does not begin or ground broken within 9 weeks of the execution of this lease and option agreement.

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                                 Section Three

                         Leasing and Payment of Rental

          Landlord leases to tenant and tenant rents from landlord the premises for the term and for the rent as defined in Section One. Tenant agrees to pay to landlord each installment of rental as provided above.

          The rent shall be paid by tenant to landlord without deduction or offset, delivered to the building office or to such other person or at such other place as landlord may from time to time designate in writing.

          No security or guaranty which may now or subsequently be furnished landlord for performance by tenant of the covenants or conditions of this lease shall in any way be a bar or defense to any action in unlawful detainer, or for the recovery of the premises, or to any action which landlord may at any time commence for a breach of any of the covenants or conditions of this lease.


                                 SECTION FOUR

                  Lessee's Option To Purchase Demised Premise

          Lessor grants to lessee an option to buy the leased premises after the first two years of the lease have been completed. After this two year period, the lessee may elect to purchase the leased premises at a price of to be determined as follows: The purchase price shall be based on the average of two appraisals; one appraisal to be provided by an appraiser selected by the landlord, and one appraiser selected by the tenant.

          If the average of the two appraisal is unacceptable to either party or one appraisal deviates more than ten percent (10%) from the lower appraisal, then the parties shall mutually select a third appraiser who shall prepare an appraisal that shall be binding upon the parties.

          All appraiser shall be licensed in the State of Georgia and shall be qualified experts in Commercial Real Estate Valuation.

          The option shall be excised in writing, mailed by certified mail to the landlord. Closing on the property shall be set within 90 days of the exercise of the receipt of the option notice to the landlord. The option shall remain in effect throughout a valid lease period. At closing, the purchase price shall be payable in cash. Said option is conditional upon the tenant's full performance the lease.

During the term of this lease, the landlord may not transfer or sell the leased premisses without the written permission of the Lessee. Notwithstanding the above, should the lessee breach the

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lease in any manner or fashion, this option shall cease by operation of law and agreement of the parties and the landlord may sell or transfer the leased premises without the approval of the lessee; however, all other convents, conditions, and provisions of the lease shall remain in effect. Notwithstanding the above option, the option shall not operate to prevent the landlord from borrowing against the leased premises or executing any Deed of Trust, mortgage, or Deed to Secure Debt. Lessee acknowledges that Lessee's interests as lessee or under any option agreement is subordinate to the interests of any current or future lending or financial institution who has a security interest in the leased premises.

          NOTWITHSTANDING THE ABOVE, THE LANDLORD MAY TRANSFER THE PROPERTY TO ANY STATE, LOCAL OR FEDERAL GOVERNMENT, AUTHORITY OR SUBDIVISION THEREOF, FOR THE PURPOSE OF DEVELOPING AN INDUSTRIAL PARK.

          In the event of the exercise of this option, lessor agrees to convey the property to lessee by warranty deed free and clear of all encumbrances except the taxes and assessments which under this lease are to be paid by lessee. Prior to consummation of the option and during the term of the lease, lessee may not place deeds to secure debt or deeds of trust on the property.

          In the event and on the lessee's exercise of the option to purchase the premises in the manner provided, a contract for the sale and purchase of the property exists, and the relationship of lessor and lessee is automatically terminated, and the lessee shall be in possession of the premises as a vendee under an executory contract. Whenever lessee shall desire to exercise this option, it shall give lessor written notice. Lessor will within reasonable time after receipt of such notice deliver, or cause to be delivered, to lessee a preliminary title report by private attorney or title company licensed in Georgia. Defects in title, if any, shown by such report shall be remedied by lessor within thirty days of notice to Landlord of such defects and Landlord shall deliver to lessee at the time of closing an owner's policy of title insurance issued by the company in the amount of the purchase price subject only to encumbrance, exceptions, and reservations mentioned in this lease.

                OPTION TO RENEW FOR ADDITIONAL ONE YEAR PERIOD
                ----------------------------------------------

          Notwithstanding any provision to the contrary, the Lessee shall have the option to renew the lease for an additional term of 12 months or one year during an rental period commencing at the expiration of the initial lease term. All of the terms and conditions of the lease shall apply during the renewal terms. This option shall be excised by written notice given to the Landlord not less than thirty (30) days prior to the expiration of the initial lease term. If notice is not given in the manner provided herein within the time specified, this option shall expire.

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                                 Section Five

                                Use of Premises

          The premises are leased to the tenant for the purpose set forth in this lease and for no other.

                                  Section Six

                         Alterations, Mechanics' Liens

          Tenant shall not make, directly or indirectly, any alterations without first obtaining the written consent of landlord. Any alteration shall become at once a part of the realty and belong to landlord subject, however, to landlord's right to require removal and restoration as provided in this lease. Tenant shall keep the premises and the building free from any liens arising out of any work performed, material furnished, or obligations incurred by tenant. Tenant agrees that if tenant shall make any alterations of the premises, tenant will not take such action until five days after receipt by tenant of the written consent of landlord required by this section, in order that landlord may post appropriate notices to avoid any possible liability with respect to mechanics' liens or other such claims. Tenant shall at all times permit such notices to be posted and to remain posted until the completion and acceptance of such work. Consent for such alterations shall not be unreasonably withheld by landlord.

                                 Section Seven

                       Work To Be Performed by Landlord

          Landlord shall not be required to perform any work upon the premises of any type or nature unless specifically required by this lease or a special agreement to that effect is expressed in a rider attached to and forming a part of this lease and then only to the extent such work is set forth in the rider. This rider to be effective shall be signed by both landlord and tenant, and shall clearly identify its applicability to this lease.

          Notwithstanding the above, the landlord shall be responsible for keeping in good repair the roof, the foundation and the exterior walls, and the septic system serving both building. Notwithstanding, this provision, the lessee shall be responsible for all repairs resulting from the lessee's direct actions, whether negligent, unintentional or intentional by lessee or lessee's agents and/or employees.

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                                 Section Eight

                              Restrictions on Use

          No use shall be made or permitted to be made of the premises, nor acts done, that will increase the existing rate of insurance upon the building, or cause a cancellation of any insurance policy covering the building, or any part of it, nor shall tenant sell, or permit to be kept, used, or sold, in or about the premises any article that may be prohibited by the standard form of fire insurance policies. Tenant shall, at tenant's sole cost and expense, comply with any and all requirements, pertaining to the premises, of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the building and appurtenances.

          Tenant shall not do or permit anything to be done in or about the premises which will in any way obstruct or interfere with the rights of other tenants or occupants of the building or injure or annoy them, or use or allow the premises to be used for any immoral, unlawful, or objectionable purposes. No loudspeakers or other similar device, system, or apparatus which can be heard outside the premises shall, without the prior written approval of landlord, be used in or at the premises. Tenant shall not commit, or suffer to be committed, any waste upon the premises, or any nuisance (public or private) or other act or thing of any kind whatsoever that may disturb the quiet enjoyment or cause unreasonable annoyance of any other tenant in the building.


                                 Section Nine

                              Compliance with Law

          Tenant shall, at its sole cost and expense, comply with all laws pertaining to tenant's use of the premises, and shall faithfully observe all laws in the use of the premises. The judgment of any court of competent jurisdiction, or the admission of tenant in any action or proceeding against tenant, whether landlord be a party to it or not, that tenant has violated any law in the use of the premises shall be conclusive of that fact as between landlord and tenant. Without limiting the generality of the foregoing, the duties of tenant under this provision shall include the making of all such alterations of the premises as may be required by law by reason of the particular manner or mode of use of the premises by tenant, or occasioned by reason of the failure of tenant to maintain or repair the premises as required under this lease.

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                                  Section Ten

                     Indemnity and Exculpations; Insurance

          1. Exculpation and Indemnity of Landlord. Landlord shall not be liable to tenant for any damage to tenant or tenant's property, and tenant waives all claims against landlord for damage to person or property from any cause. Tenant shall hold landlord harmless from all damages arising out of any damage to any person or property occurring in, on, or about the premises and the building. A party's obligation under this section to indemnify and hold the other party harmless shall be limited to the sum that exceeds the amount of insurance proceeds, if any, received by the party being indemnified.

          2. Public Liability and Property Damage Insurance. Tenant at its cost shall maintain public liability and property damage insurance with liability limits of not less than One Million Dollars and One Million Dollars per occurrence, and property limits of not less than One Million Dollars per occurrence insuring against all liability of tenant and its authorized representatives arising out of and in connection with tenant's use or occupancy of the premises.

          All public liability insurance and property damage insurance shall insure performance by tenant of the indemnity provisions of this lease. Both parties shall be named as additional insureds, the policy shall contain cross-liability endorsements, and shall be primary insurance as far as landlord is concerned.

          3. Increase in Amount of Public Liability and Property Damage Insurance. Not more frequently than every three years, if, in the opinion of landlord's lender or of the insurance broker retained by landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, tenant shall increase the insurance coverage as reasonably required by either landlord's lender or landlord's insurance broker.

          4. Waiver of Subrogation. The parties release each other, and their respective authorized representatives, from any claims for damage to any person, on the property or on or within the premises and other improvements including the building to be constructed hereunder, and to or from the fixtures, personal property, tenant's improvements, and alterations of either landlord or tenant in or on the premises and the buildings and other improvements in which the premises are located that are caused by or result from risks insured against under any fire and extended coverage insurance policies carried by the parties and in force at the time of any such damage. Tenant shall cause each insurance policy obtained by it to provide that the insurance company waives all right of recovery by way of subrogation against landlord in connection with any damage covered by any policy.

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          5. Other Insurance Matters. All the insurance required under this lease shall:

          a. Be issued by insurance companies authorized to do business in the State of Georgia, with a financial rating of at least an A + 3A status as rated in the most recent edition of Best's Insurance Reports.

          b. Be issued as a primary policy.

          c. Contain an endorsement requiring 30 days' written notice from the insurance company to both parties and landlord's lender before cancellation or change in the coverage, scope, or amount of any policy.

          d. Be renewed not less than 20 days before expiration of the term of the policy.

          A Certificate of Insurance shall be provided to the landlord at the commencement of the term and on each renewal of the policy.


                                Section Eleven

                             Rules and Regulations

          Tenant shall faithfully observe and comply with the rules and regulations of the industrial complex as they now exist or as they be later developed and all reasonable modifications of and additions to it from time to time put into effect by landlord. Landlord shall not be responsible to tenant for the nonperformance by any other tenant or occupant of the building of any of such rules and regulations.

                                Section Twelve

                                   Utilities

          Landlord shall furnish no utilities to the premises. Tenant shall pay for all services and utilities.

                               Section Thirteen

                            Personal Property Taxes

          All property taxes assessed by any governmental body upon tenant's personal property and tenant's improvements shall be paid by tenant and, should these taxes be applied in any manner to the real property taxes, tenant, upon demand, will pay such personal property taxes to landlord, who in turn will pay them to the proper tax collector.

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                               Section Fourteen

                                    Repair

          By taking possession of the buildings leased under this lease, tenant accepts the total premises as being in good sanitary order, condition, and repair. Tenant, at tenant's sole cost and expense, shall keep the premises and every part of it in good condition and repair, damage to it by fire, earthquake, act of God or the elements excepted. Tenant waives all rights to make repairs at the expense of landlord as provided in any law, statute, or ordinance now or subsequently in effect. Upon the expiration or earlier termination of the term, tenant shall surrender the premises to landlord in the same condition as when received, ordinary wear and tear and damage by fire, earthquake, act of God or the elements excepted. No representations respecting the conditions of the premises or the building have been made by landlord to tenant except as specifically stated in this lease. Tenant waives all rights under, and the benefits of, any homestead exemption, and under any similar law, statute, or ordinance now or hereafter in effect.

                                Section Fifteen

                            Restoration of Premises

          Tenant agrees that prior to the expiration of the term of the lease, or upon the earlier termination of the lease, or upon tenant's unlawful abandonment of the premises, whichever occurs first, tenant will leave the premises in the same condition as when received, reasonable wear and tear, loss by fire or other casualty, and acts of God excepted, and if tenant made any alteration or improvement of the premises, with or without landlord's consent as required by the terms of this lease, tenant will in all cases restore the premises substantially to their original condition as of the inception of the term of the lease (wear and tear, loss by fire or other casualty, and acts of God excepted) unless landlord has expressly set forth in writing that a particular alteration or improvement shall not be removed.

                                Section Sixteen

                                Entry by Owner

          Tenant shall permit landlord and its authorized representatives to enter the premises at all reasonable times for purposes of inspection, maintenance, or making repairs or additions to, or alterations of, any other portion of the building, including the erection and maintenance of such scaffolding, canopies, fences, and props as may be required, or for the purpose of posting notices of nonliability for alterations or repairs, or for the purpose of placing upon the premises any usual or ordinary "for sale" or "for rent" signs, without any liability to tenant for any loss of occupation or quiet enjoyment of the premises occasioned by such

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acts, and tenant shall permit landlord, at any time within 90 days prior to the expiration of this lease, to place upon such premises any usual or ordinary "for rent" or "to lease" signs.

                               Section Seventeen

                             Estoppel Certificates

          Tenant shall at any time and from time to time, upon not less than 20 days prior written, request by landlord, execute, acknowledge, and deliver to such party a statement in writing certifying that this lease is unmodified and in full force and effect (or if there has been any modification of this lease that it is in full force and effect as modified and stating the modification or modifications) and that there are no defaults existing (or if there is any claimed default, stating its nature and extent) and stating the dates to which the rent and other charges have been paid in advance. It is expressly understood and agreed that any such statement delivered pursuant to this section may be relied upon by any prospective purchaser of the estate of landlord, or any lender or prospective assignee of any lender on the security of the premises or the property of which it is a part, or any part of it, and by any third person.

                               Section Eighteen

                            Abandonment of Premises

          Tenant shall not vacate or abandon the premises at any time during the term. If tenant abandons, vacates, or no work is done at or upon the premises for a period in excess of one month, or if tenant surrenders the premises, or is dispossessed by process of law, or otherwise, any personal property belonging to tenant and left on the premises shall be deemed to be abandoned, and, at the option of landlord, such property may either be removed, and stored in any public warehouse or elsewhere at the cost of and for the account of tenant.

                               Section Nineteen

              Removal of Trade Fixtures of Tenant at End of Term

          If tenant shall fully and faithfully perform all of tenant's obligations under this lease, then tenant may, and upon the request of landlord shall, remove all trade fixtures installed in the premises by tenant at the expiration or termination of the term of this lease, or any renewal of this lease, provided that such removal may be effected without damage to the premises.

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                                Section Twenty

                              Surrender of Lease

          The voluntary or other surrender of this lease by tenant, accepted by landlord, or the mutual cancellation of this lease, shall not work a merger and shall, at the option of landlord, terminate all or any existing subleases or subtenancies or operate as an assignment to landlord of any or all of such subleases or subtenancies.

                              Section Twenty-One

                                 Holding Over

          Any holding over after the expiration of the term of this lease without the consent of landlord shall be construed to be a tenancy from month to month at a rent equal to one and one-half the rent payable if this lease were still in force and effect.

                              Section Twenty-Two

                                 Grace Period

          1. No default or breach of any of the covenants and conditions shall exist on the part of landlord or tenant until the party claiming default or breach shall serve upon the other a written notice, as provided in this lease, specifying with particularity where such default or breach is alleged to exist, and the other party shall fail to perform or observe such covenant or condition, as the case may be, within 30 days after the serving of such notice on it.

          2. In the event, however, that any penalty be incurred or created, or interest be charged by reason of lapse of time due to the failure or omission of such party to have performed or observed such covenant or condition, then such party shall bear and pay such penalty or discharge such interest as additional rental under this lease.

          3. The foregoing period of grace shall not apply to rent payments or other payments required of tenant under this lease, the time of such payments being of the essence of this lease.

          4. If either party shall be delayed or prevented from the performance of any act required by this lease by reason of acts of God, strikes, lockouts, labor troubles, inability to procure materials, restrictive laws, or other cause, without fault and beyond the reasonable control of the party obligated (financial inability excepted), performance of such act shall be extended for a period equivalent to the period of such delay, provided, however, that nothing in this section shall excuse tenant from the prompt payment of any rent or other charge required of tenant except as may be expressly provided elsewhere in this lease.

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                             Section Twenty-Three

                       Landlord's Remedies Upon Default

          Landlord shall have the following remedies if tenant commits a default. These remedies are not exclusive but are in addition to any remedies now or later allowed by law.

          1. Landlord shall have the right to terminate this lease or to have this lease continue in full force and effect with tenant at all times having the right to possession of the premises. Upon such termination, landlord, in addition to any other rights and remedies, including rights and remedies under the Official Code of Georgia or any amendment to it, shall be entitled to recover from tenant the worth at the time of award of the amount by which the unpaid rent for the balance of the term after the time of award exceeds the amount of such rental loss that the tenant professes could be reasonably avoided. The worth at the time of award of the amount referred to in this section shall be computed by discounting such amount at the discount rate of the Federal Reserve Bank, Atlanta Georgia, at the time of the award plus one percent. Prior to such award, landlord may relet the premises, if vacated, for the purpose of mitigating damages suffered by landlord because of tenant's failure to perform tenant's obligations under this lease.

          2. Any proof of tenant of the amount of rent loss that could be reasonably avoided shall be made in the following manner: Landlord and tenant shall each select a licensed real estate broker in the business of renting property of the same type and use as the premises, and in the same geographic vicinity; such two real estate brokers shall select a third licensed real estate broker; and the three licensed real estate brokers so selected shall determine the amount of rent loss that could be reasonably avoided for the balance of the term of this lease after the time of award. The decision of the majority of such licensed real estate brokers shall be final and binding upon the parties to this agreement.

          3. As used in this lease, the term "time of award" shall mean either the date upon which tenant pays to landlord the amount recoverable by landlord as set forth in this lease or the date of entry of any determination, order, or judgment of any court or other legally constituted body, or of any arbitrators, determining the amount recoverable, whichever occurs first.

          4. Should landlord, following any breach or default of this lease by tenant, elect to keep this lease in full force and effect, for so long as landlord does not terminate tenant's right to possession of the premises (notwithstanding the fact that tenant may have abandoned the premises), then landlord, in addition to all other rights and remedies which landlord may have at law or in equity, shall have the right to enforce all of landlord's rights and remedies under this lease. Notwithstanding any such election to have this lease remain in full force and effect, landlord may at any time thereafter elect to terminate this lease for any previous breach or default which remains uncured, or for any subsequent breach or default. For the purposes of landlord's right to continue this lease in effect upon tenant's breach or default, act of maintenance or preservation, or efforts of landlord to relet the property, or the appointment of a receiver on initiative of landlord to protect its interest under this lease, do not constitute a termination of tenant's right to possession.

          5. In the event landlord elects, upon breach or default of this lease by tenant, to keep this lease in full force and effect, landlord may, as attorney-in-fact of tenant, from time to time sublet the premises or any part of it for any term and at any rent and upon any other terms as landlord in landlord's sole discretion may deem advisable, with the right to make alterations, restoration, and maintenance to the premises. Upon each such subletting:

          (a) The tenant shall be immediately liable to pay to landlord, in addition to indebtedness other than rent due under this lease, the cost of such subletting and of such alterations and repairs incurred by landlord, and the amount by which the rent under this lease for the period of such subletting (to the extent such period does not exceed the term of this lease) exceeds the amount agreed to be paid as rent for the premises for such period of such subletting; or

          (b) At the option of landlord, rents received from such subletting shall be applied: first, to payment of indebtedness other than rent due under this lease from tenant to landlord; second, to the payment of costs of such subletting and of such alterations and repairs; third, to payment of rent due and unpaid under this lease; and the residue, if any, shall be held by landlord and applied in payment of future rents as they become due under this lease. If tenant has been credited with any rent to be received by such subletting under option (1) and such rent shall not be promptly paid to landlord by the subtenant, or if such rent received from such subletting under option (2) during any month be less than that to be paid during that month by tenant under this lease, tenant shall pay any such deficiency to landlord. The deficiency shall be calculated and paid monthly. No taking possession of the premises by landlord, as attorney-in-fact for tenant, shall be construed as an election on its part to terminate this lease unless a written notice of such an intention be given to tenant. Notwithstanding any such subletting without termination, landlord may at any time thereafter elect to terminate this lease for such a previous breach. At landlord's option and application, a receiver for tenant shall be appointed to take possession of the premises and to exercise landlord's right to sublet the premises as attorney-in-fact for tenant and to apply any rent collected from the premises as provided in this lease.

          6. Nothing in this section affects the right of the landlord to indemnification for liability arising prior to the termination of the lease for personal injuries or property damage where the lease provides for such indemnification.

          7. If tenant shall be in default in the performance of any covenant to be performed by it under this lease, then, after notice and without waiving or releasing tenant from the performance of such covenant, landlord may, but shall not be obligated to, perform any such covenant, and in exercising any such right pay necessary and incidental costs and expenses in connection with it. All sums so paid by landlord, together with interest on it at the maximum rate of interest per year allowed by law, shall be deemed additional rental and shall be payable to landlord on the next rent-paying day.

          8. Rent not paid when due shall bear interest at the rate of one and one-half percent interest per month or such other rate as allowed by law from the date due until paid.

                              Section Twenty-Four

                          Attorney's Fees on Default

          If either landlord or tenant shall obtain legal counsel or bring an action against the other by reason of the breach of any covenant, warranty, or condition of this lease, or otherwise arising out of this lease, the unsuccessful party shall pay to the prevailing party reasonable attorneys' fees, which shall be payable whether or not such an action is prosecuted to judgment. The term "prevailing party" shall include, without limitations, a party who obtains legal counsel or brings an action against the other by reason of the other's breach or default and obtains substantially the relief sought whether by compromise, settlement or judgment.

                              Section Twenty-Five

                                  Insolvency

          The occurrence of any of the following events shall constitute a breach of this lease by tenant and a default under this agreement:

          1. The appointment of a receiver to take possession of all or substantially all of the assets of tenant;

          2.   A general assignment by tenant for the benefit of creditors; or

          3. Any action taken or suffered by tenant under any insolvency or bankruptcy act.

                              Section Twenty-Six

                           Assignment or Subletting

          1. Tenant shall not assign this lease or any interest in it, and shall not sublet the premises or any part of it or any right or privilege appurtenant to this agreement or permit any other person (the agents and servants of tenant excepted) to occupy or use the premises or any portion of it without first receiving the written consent of landlord. Landlord agrees not to unreasonably withhold such consent but may, in lieu of granting such consent, terminate this lease. A consent to one assignment, subletting, or occupation and use by another person shall not be deemed to be a consent to any other or further assignment, subletting, or occupation, nor a waiver of the provisions of this section, except as to the specific instance covered by it. Any such assignment, subletting, or occupation without consent shall be void and shall at the option of landlord terminate this lease. This lease and any interest in it shall not be assignable as to the interest of tenant by operation of law without the written consent of landlord.

          2. In the event tenant contemplates an action under Section Twenty-Seven, tenant shall give landlord 90 days' written notice of tenant's intention to sublease or assign this lease, and such notice shall constitute an offer by tenant to landlord to terminate this lease and the future rights and obligations of the parties under this lease. Landlord may accept such an offer by giving written notice of acceptance to tenant within 30 days of landlord's receipt of tenant's notice of intention to sublet or assign. Upon acceptance, this lease shall terminate as of the end of the calendar month in which notice of acceptance is given to tenant. Tenant shall then surrender the premises to landlord and the provisions of this lease applicable to termination upon expiration of the term shall apply. Such termination shall not relieve either party from liability from any breach or default occurring prior to termination.

          3. Tenant shall have the right, in the event of a merger, consolidation, reorganization, or recapitalization, whether or not tenant survives as the surviving corporation, to assign or transfer this lease to the surviving corporation. Such right of assignment or transfer shall, however, be limited to an assignee whose book value is equal to or greater than the book value of tenant at the time of such assignment or transfer. In the event tenant contemplates making an assignment or transfer as provided in this section, Paragraph 3 tenant shall give 30 days' notice to landlord of its intent to make such assignment or transfer, and shall furnish to landlord all pertinent information as to the book value of the proposed assignee. Upon assignment or transfer, as provided in this section, the liability of tenant shall terminate and landlord shall look to the assignee for performance under this lease, provided such assignee agrees in writing to be bound by the terms and conditions of this lease as though an original signatory to this agreement.

          4. Any transfer of shares by tenant by reason of which the present shareholders own less than 51 percent of the outstanding stock of tenant or a surviving corporation shall constitute an assignment of this lease subject to the provisions limiting assignment.

          5. Except as otherwise expressly provided in this lease, tenant shall remain fully liable on this lease and shall not be released from performing any of the terms, covenants, and conditions of this lease unless landlord consents.

          6. Tenant immediately and irrevocably assigns to landlord, as security for tenant's obligations under this lease, all rent from any subletting of all or a part of the premises as permitted by this lease, and landlord, as assignee and as attorney-in-fact for tenant, or a receiver for tenant appointed on landlord's application, may collect such rent and apply it toward tenant's obligations under this lease, except that, until the occurrence of an act of default by tenant, tenant shall have the right to collect such rent.

          7. In no event shall tenant assign this lease or sublet the premises, or any portion of it, to any then-existing or prospective tenant of the building.

          8. Tenant agrees to pay to landlord the sum of One thousand Dollars ($1,000.00) to reimburse landlord for all expenses, including attorneys' fees, incurred by landlord in connection with any requested and permitted assignment or subleasing. Such a sum shall be in addition to the attorneys' fees and costs allowed under this lease.

                             Section Twenty-Seven

                 Transfer by Landlord; Release From Liability

          In the event landlord shall sell or transfer the building or any part of it, and as a part of such transaction shall assign its interest as landlord in and to this lease, then from the effective date of such sale, assignment, or transfer landlord shall have no further liability under this lease to tenant except as to any matters of liability that have accrued and are unsatisfied as of such date, it being intended that the covenants and obligations contained in this lease on the part of landlord shall be binding upon landlord and its successors and assigns only during their respective periods of ownership of the fee or leasehold estate, as the case may be.

                             Section Twenty-Eight

                     Damage to or Destruction of Premises

          In the event of a partial destruction of the premises from any cause covered by landlord's standard fire and extended coverage insurance, landlord shall immediately repair such destruction, provided the cost of repair does not exceed the insurance proceeds and such repairs can be made within 60 days, but partial destruction shall in no way annul or void this lease, and tenant shall not be entitled to a proportionate reduction of rent while such repairs are being made. If partial destruction was caused by any risk not covered by landlord's insurance, or if the cost of repair exceeds the insurance proceeds payable, landlord may, at its option, make such repairs, provided the repairs can be made within 60 days, and the lease shall remain in full force and effect. If the landlord does not elect to make repairs it is not obligated to make, or if such repairs cannot be made within 60 days, or if such repairs cannot be made under law, this lease may be terminated at the option of either party. In the event the building is destroyed to the extent of not less than thirty-three and one-third percent of the replacement cost of it, landlord may elect to terminate this lease, whether the premises are injured or not and without liability to tenant. A total destruction of the premises, or of the building, shall terminate this lease. In the event of any dispute between landlord and tenant relative to the provisions of this section, they shall submit their dispute to arbitration in accordance with the rules of the American Arbitration Association, and the arbitration shall be final and binding upon both landlord and tenant, and the cost of such arbitration shall be borne equally between them.

                              Section Twenty-Nine

                                Eminent Domain

          If all or any part of the premises shall be taken or appropriated by any public or quasi-public authority under the power of eminent domain, either party to this agreement shall have the right, at its option, to terminate this lease upon notice given within 90 days after the date of such taking or appropriation. If all or any part of the building shall be taken or appropriated by any public or quasi-public authority under any power of eminent domain, landlord may terminate this lease upon notice given within 90 days after the date of such taking or appropriation. In either of such events, landlord shall be entitled to, and tenant upon demand of landlord shall assign to landlord, any rights of tenant to any and all income, rent, award, or any interest whatsoever which may be paid or made in connection with such public or quasi-public use or purpose, and tenant shall have no claim against landlord for the value of any unexpired term of this lease. If a part of the premises shall be so taken or appropriated and neither party to this agreement shall elect to terminate the lease, the rent subsequently to be paid shall be equitably reduced.

                                Section Thirty

                        Subordination to Security Deeds

          This lease shall be subject and subordinate at all times to all ground and underlying leases which may now, exist or subsequently be executed affecting the building and/or the land, and to the lien of any encumbrance in any amount or amounts whatsoever now or subsequently placed on or against the building and/or land or on or against any ground or underlying lease without the necessity of having further instruments on the part of tenant to effectuate such subordination. Notwithstanding the foregoing, tenant covenants and agrees to execute and deliver upon demand such further instruments evidencing such subordination of this lease to such ground or underlying leases and to the lien of any such encumbrance as may be required by landlord. Tenant irrevocably appoints landlord the attorney-in-fact of tenant to execute and deliver any such instrument or instruments for or in the name of tenant. In the event of termination of any ground or underlying lease, or in the event of foreclosure or exercise of any power of sale under any encumbrance superior to this lease or to which this lease is subject or subordinate, tenant shall upon demand attorn to the lessor under such ground or underlying lease or to the purchaser at any foreclosure sale or sale pursuant to the exercise of any power of sale under any encumbrance, in which event this lease shall not terminate and tenant shall automatically be and become the tenant of such Lessor under such ground or underlying lease or such purchaser, whichever shall make demand for it.

                              Section Thirty-One

                 Effect of Exercise of or Failure To Exercise
                              Rights by Landlord

          Neither the exercise of nor failure to exercise any right, option, or privilege under this lease by landlord shall exclude landlord from exercising any and all other rights, options, or privileges under this lease, nor shall such exercise or nonexercise relieve tenant from tenant's obligation to perform each and every covenant and condition to be performed by tenant under this lease, or from damages or other remedy for failure to perform or meet the obligations of this lease.

                              Section Thirty-Two

                                    Waiver

          The waiver by landlord of any breach of any term, covenant, or condition contained in this lease shall not be deemed to be a waiver of such term, covenant, or condition, or of any subsequent breach of such term, covenant, or condition, or of any other term, covenant, or condition in this lease. The acceptance of rent under this lease by landlord shall not be deemed to be a waiver of any preceding breach by tenant of any term, covenant, or condition of this lease other than tenant's breach in failing to pay the particular rent so accepted regardless of landlord's knowledge of such additional preceding breach at the time of the acceptance of such rent.

                             Section Thirty-Three

                                    Notices

          All notices to be given to tenant may be given in writing personally or by depositing the notices in the United States mail, postage prepaid, and addressed: if to tenant, at tenant's notice address as set forth in Section One, Paragraph 1, subparagraph 9, or at such other place or places as tenant may from time to time designate in writing; if to landlord, at the building office, or at such other place or places as landlord may from time to time designate in writing.

                              Section Thirty-Four

                                Representations

          This lease represents the entire agreement of the parties with respect to the parties' rights and duties under this lease. Tenant acknowledges that neither landlord nor any agent, servant, or representative of landlord, or any person purporting to act on landlord's behalf, has made any representation, warranty, or statement with respect to the amount of taxes that may or will be assessed against the premises or about the cost of any insurance required to be secured by tenant under this lease or any other matter relating to this lease that is not expressly covered in this lease. With respect to such matters, tenant is relying upon tenant's own independent investigation and sources of information, and tenant expressly waives any right tenant might otherwise have under the law to rescind this lease or to claim damages by reason of the fact that such taxes or assessments or costs of insurance may be in excess of any sum deemed reasonable by tenant, or in excess of any amount tenant anticipated paying under this lease.

                              Section Thirty-Five

                      Notice of Surrender or Termination

          At least 90 days before the last day of the term, tenant shall give to landlord a written notice of intention to surrender the premises on that date, but nothing contained in this lease shall be construed as an extension of the term or as consent of landlord to any holding over by tenant.

                              Section Thirty-Six

                                 Light and Air

          Tenant covenants and agrees that no diminution of light, air, or view by any structure which may subsequently be erected (whether or not by landlord) shall entitle tenant to any reduction of rent under this lease, result in any liability of landlord to tenant, or in any other way affect this lease.

                             Section Thirty-Seven

                                   Execution

          Submission of this instrument for examination or signature by tenant does not constitute a reservation of or option for lease, and it is not effective as a lease or otherwise until execution and delivery by both landlord and tenant.

                             Section Thirty-Eight

                            Time Is of the Essence

          Time is of the essence of this lease and each and all of its provisions.

                              Section Thirty-Nine

                                     Name

          Tenant shall not use the name of the building for any purpose other than as the address of the business conducted by tenant in the premises without the written consent of landlord.

                                 Section Forty

                          Entire Agreement; Amendment

          This lease contains all the agreements of the parties with respect to the subject matter and cannot be amended or modified except by a written agreement.

                               Section Forty-One

                            Negation of Partnership

          Landlord shall not become or be deemed a partner or a joint venturer with tenant by reason of the provisions of this lease.

                               Section Forty-Two

                    Provisions Are Covenants and Conditions

          All provisions, whether stated as covenants or conditions, on the part of tenant shall be deemed to be both covenants and conditions.

                              Section Forty-Three

                              Use of Definitions

          The definitions contained at the beginning of and in the text of this lease shall be used to interpret this lease.

                              Section Forty-Four

                                 Severability

          The invalidity, illegality, or unenforceability of any provision of this lease shall not render the other provisions invalid, illegal, or unenforceable.

                              Section Forty-Five

                                   Captions

          The table of contents and headings of the sections of this lease are descriptive and for convenience only, are not a part of this lease, and shall have no effect on the construction or interpretation of this lease.

                               Section Forty-Six

                         Binding Effect on Successors

          The provisions of this lease shall, subject to the provisions as to assignment, apply to and bind the heirs, successors, administrators, and executors, of the parties.

                              Section Forty-Seven

                                Applicable Law

          This lease shall be construed and interpreted in accordance with the laws of the State of Georgia.

                              Section Forty-Eight

                              Singular and Plural

          The plural shall be substituted for the singular or vice-versa, and the female for male or neuter in any place where the context may require such substitution.

                              Section Forty-Nine

                             Additional Provisions

          The attached four (4) pages, Exhibit "A" and Exhibit "B" are incorporated in this lease and made a part of it.

          In witness of this agreement, the parties have executed this agreement at the place and on the date first above written.

                                 Tenant:

                                 AMERICAN WEAVERS, L.L.C. d/b/a AMERICAN WEAVERS

                                 BY:
          SEAL                   /s/ Robert J. Livingston
                                 -------------------------------
                                 ROBERT J. LIVINGSTON
                                 CHIEF FINANCIAL OFFICER




                                 LANDLORD:

                                 /s/ Hugh Hoodenpyle
                                 -------------------------------
                                 UGH HOODENPYLE








                                 Certification by Tenant

          Tenant certifies that tenant has carefully read and understood every word in this lease and by signing this lease agrees to faithfully comply with its provisions.

                                 Tenant:

                                 AMERICAN WEAVERS, L.L.C. d/b/a AMERICAN WEAVERS

                                 BY:

          SEAL                   /s/ Robert J. Livingston
                                 -------------------------------
                                 ROBERT J. LIVINGSTON
                                 CHIEF FINANCIAL OFFICER